SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2003

ViaSat, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21767	33-0174996
(State or Other Jurisdiction of	(Commission File No.)	(I.R.S. Employer
Incorporation)		Identification No.)

6155 El Camino Real
Carlsbad, CA 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit
Number	Description of Exhibit

99.1	Press release issued by ViaSat, Inc. on April 28, 2003.

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

     The information contained in this Item 9 is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

     On April 28, 2003, ViaSat, Inc. issued a press release regarding certain estimated financial results for the fiscal year 2003 fourth quarter. A copy of the press release is attached hereto as Exhibit 99.1.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2003	VIASAT, INC.

	By:	/s/ Ronald Wangerin

Name: Ronald Wangerin
Title: Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press release issued by ViaSat, Inc. on April 28, 2003.